Exhibit 25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

UNILEVER N.V.

(Exact name of obligor as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	None (I.R.S. employer identification no.)

WEENA 455 3013 AL Rotterdam The Netherlands (Address of principal executive offices)	(Zip code)

UNILEVER CAPITAL CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3153661 (I.R.S. employer identification no.)

700 Sylvan Avenue Englewood Cliffs, New Jersey (Address of principal executive offices)	07632 (Zip code)

UNILEVER PLC

(Exact name of obligor as specified in its charter)

England (State or other jurisdiction of incorporation or organization)	None (I.R.S. employer identification no.)

Unilever House 100 Victoria Embankment Blackfriars London EC4Y 0DY England (Address of principal executive offices)	(Zip code)

UNILEVER UNITED STATES, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2915928 (I.R.S. employer identification no.)

700 Sylvan Avenue Englewood Cliffs, New Jersey (Address of principal executive offices)	07632 (Zip code)

Guaranteed Debt Securities of Unilever N.V.;
Guaranteed Debt Securities of Unilever Capital Corporation;
Guarantees of Unilever N.V. of Guaranteed Debt Securities of Unilever Capital Corporation;
Guarantees of Unilever PLC of Guaranteed Debt Securities of Unilever Capital Corporation;
Guarantees of Unilever United States, Inc. of Guaranteed Debt Securities of
Unilever Capital Corporation;

Guarantees of Unilever PLC of Guaranteed Debt Securities of Unilever N.V.; and
Guarantees of Unilever United States, Inc. of Guaranteed Debt Securities of Unilever N.V.

(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the Trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

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4.                                      A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-188382).

6.                                      The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of September, 2014.

THE BANK OF NEW YORK MELLON

By:	/s/ Jaime Nielsen
Name: Jaime Nielsen
Title: Vice President

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EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2014, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	5,282,000
Interest-bearing balances	138,607,000
Securities:
Held-to-maturity securities	18,355,000
Available-for-sale securities	82,311,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	118,000
Securities purchased under agreements to resell	6,688,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	37,247,000
LESS: Allowance for loan and lease losses	172,000
Loans and leases, net of unearned income and allowance	37,075,000
Trading assets	6,553,000
Premises and fixed assets (including capitalized leases)	1,136,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	1,129,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,532,000
Other intangible assets	1,224,000
Other assets	14,304,000
Total assets	319,318,000

LIABILITIES
Deposits:
In domestic offices	144,051,000
Noninterest-bearing	99,613,000
Interest-bearing	44,438,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	132,565,000
Noninterest-bearing	9,946,000
Interest-bearing	122,619,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	471,000
Securities sold under agreements to repurchase	3,305,000
Trading liabilities	4,918,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	4,273,000
Not applicable
Not applicable
Subordinated notes and debentures	1,065,000
Other liabilities	7,677,000
Total liabilities	298,325,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,008,000
Retained earnings	9,895,000
Accumulated other comprehensive income	-395,000
Other equity capital components	0
Total bank equity capital	20,643,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	20,993,000
Total liabilities and equity capital	319,318,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein Michael J. Kowalski	Directors